Investor Presentation EXHIBIT 99.1

This presentation contains forward-looking statements concerning Valley’s future business outlook, financial condition and operating results. Generally, the words "will," "may," "should," "continue,"
"believes," "expects," "anticipates" or similar expressions identify forward-looking statements.
Readers are advised not to place undue reliance on these forward looking statements as they are influenced by certain risk factors and unpredictable events.
The foregoing contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions.
These statements may be identified by such forward-looking terminology as “expect,” “believe,”
“view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms.  Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to those factors disclosed in Valley’s Annual Report on Form
10-K for the year ended December 31, 2008 and its subsequent Quarterly Reports on Form 10-Q.
Valley disclaims any obligation to update or revise forward-looking statements for any reason.
Information For Investors And Shareholders

Valley National Bank Today
Regional Bank Holding Company
Over $14.2 Billion in Assets
Headquartered in Wayne, New Jersey
37
th
Largest United States Chartered Commercial Bank
Largest Commercial Bank Headquartered in New Jersey
Operates 199 Branches in 135 Communities Serving 14
counties throughout Northern and Central New Jersey,
Manhattan, Brooklyn and Queens
Big Bank – Act Like Small Privately Owned Company
Sound Asset Quality
Strong Financial Performance
Consistent Shareholder Returns
Traded on the NYSE (VLY)

Executive Management
Office of the Chairman
Seven senior executives offering strong senior
management succession
Tenured at Valley for a combined 147 years
21 years on average
Backgrounds include:
Regulatory experience
CEOs of acquired financial institutions
Senior executives with national exposure working for local
NJ/NY companies
Mortgage banking & thrift experience

Valley’s Emerging NJ Market
Valley’s Core NJ Market
Branches Under Construction
Current Branches
Footprint & Demographics
Valley’s Core New Jersey Market
Total Market Deposits - $87.7 billion
Market Average Deposits per Branch $76.0 million
Valley Branches – 136
Branches Under Construction – 1
Valley’s Market Share – 6.63%
Valley’s Emerging New Jersey Market
Total Market Deposits - $57.1 billion
Market Average Deposits per Branch $68.2 million
Existing Valley Branches – 38
Branches Under Construction – 2
Valley’s Market Share – 1.59%
Source: SNL Financial Inc. as of 06/2009
Headquarters
$245 billion $73,077 8.8 million NJ Total
$74 billion $61,436 2.9 million Balance of NJ Marketplace
$171 billion $78,074 5.9 million Valley’s NJ Marketplace
Total Market
Deposits
Median HH
Income
Population Region Valley’s NJ Marketplace

Footprint & Demographics
Valley’s Emerging Manhattan Market
Total Market Deposits - $418.3 billion
Market Average Deposits per Branch $621.6 million
Existing Valley Branches – 14
Valley’s Market Share – 0.28%
Valley’s Emerging Queens Market
Total Market Deposits - $41.3 billion
Market Average Deposits per Branch $96.3 million
Existing Valley Branches – 4
Branches Under Construction - 2
Valley’s Market Share – 0.17%
Valley’s Emerging Brooklyn/Kings Market
Total Market Deposits - $34.1 billion
Market Average Deposits per Branch $99.6 million
Existing Valley Branches – 7
Branches Under Construction - 2
Valley’s Market Share – 0.58%
Valley’s Emerging NYC Markets
Branches Under Construction
Current Branches
Source: SNL Financial Inc. as of 06/2009
$288 billion $52,640 13.0 million Balance of NY Marketplace
$781 billion $52,893 19.5 million NY Total
$493 billion $57,864 6.5 million Valley’s NY Marketplace
Total Market
Deposits
Median HH
Income
Population Region Valley’s NY Marketplace

Intangible
Assets 2%
Other Assets
7%
Cash 4%
Securities 21%
Loans 66%
Asset and Loan Composition
Total Assets = $14.2 Billion
Other Assets includes bank owned branch locations carried at a cost estimated to be $200 million under current market value.
As of 09/30/09
Commercial
Real Estate
36%
Residential
Mortgages
21%
Commercial
Loans 19%
Construction
Loans 5%
Auto Loans
12%
Other
Consumer
7%
Total Loans = $9.5 Billion

Total Commercial Real Estate - $3,339MM
The total CRE loan balance  is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s
SEC and bank regulatory reports.  Above chart does not include $405 million in Construction loans.
As of 9/30/09
45% 1% 19 Other
2%
3%
6%
6%
11%
11%
13%
22%
25%
% of
Total
58%
53%
50%
63%
46%
47%
54%
55%
51%
LTV
359 Mixed Use
355 Apartments
435 Office
741 Industrial
841 Retail
72 Land Loans
87 Residential
211 Specialty
219 Healthcare
$ Amount
(Millions)
Primary Property
Type
Commercial Real Estate Composition
25%
22%
13%
11%
11%
6%
6%
3%
2%
1%

28%
21%
17%
12%
6%
6%
4%
4%
2%
Total Retail Property Types - $841MM
44% 4% Entertainment Facilities
33% 6% Private & Public Clubs
2%
4%
6%
12%
17%
21%
28%
% of
Total
56%
52%
50%
53%
57%
53%
50%
LTV
Auto Dealership
Multi-Tenanted - No Anchor
Single Tenant
Multi-Tenanted - Anchor
Retail Property Type
Auto Servicing
Private Education Facilities
Food Establishments
Above chart does not include construction loans.
As of 9/30/09
Retail Composition of Commercial Real Estate

CRE Property Valuation Stress Test
100% and
Greater
Less than
50%
80% - 89%
50% - 79%
90% - 99%
1% 90% to 99%
3% 80% to 89%
58% 50% to 79%
0% 100% and Greater
38% Less than 50%
% of Total Portfolio Original LTV Categories
14% 90% to 99%
18% 80% to 89%
38% 50% to 79%
4% 100% and Greater
26% Less than 50%
% of Total Portfolio Original LTV Categories
LTV ratios do not include construction loans
As of 12/31/08
Less than
50%
80% - 89%
50% - 79%
90% - 99%
Current LTV
20% Decrease in Property Valuation

Total Construction Loans - $405MM
Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s
SEC and bank regulatory reports.
As of 9/30/09
15%
8%
4%
3%
2% 1%
1%
1%
52%
Construction Loan Composition
1% 5 Specialty
1% 5 Industrial
1% 5 Healthcare
2% 6 Apartments
3% 10 Other
4% 17 Office
8% 32 Retail
13% 54 Land Loans
15% 60 Mixed Use
52% 211 Residential
% of
Total
$ Amount
(Millions)
Primary Property
Type

12 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% Commercial Loans Construction Residential Mortgage Commercial Real Estate Home Equity Automobile 30 Day + Delinquency Trend

13 Loan Quality 1992 - 2009 Non-Current Loans: Loans and leases 90 days or more past due plus loans in non accrual status, as a percent of gross loans and leases. Source – FDIC Total Loan Portfolio

14 Loan Quality 1992 - 2009 Residential Mortgages Valley’s increase between 1993 and 1997 is mainly attributable to acquisitions Source – FDIC

Loan Quality 1992 - 2009 Valley’s increase between 1993 and 1997 is mainly attributable to acquisitions Source – FDIC Home Equity 15

Net Charge-offs to Average Loans
Source - SNL Financial As of 11/4/09
Peer group consists of banks with total assets between $3 billion and $50 billion
2003 - 2008 2009 YTD
0.12%
0.34%
0.40%
1.01%
0.00%
0.21%
0.00%
0.55%
0.24%
0.49%
0.02%
0.11%
0.01%
0.17%
0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20%
Net Charge-offs to Average Loans (%)
Total Loans
Consumer
Home Equity
Construction &
Development
Commercial Loans
1-4 Family
Peer Group
0.31%
1.17%
1.20%
1.97%
0.00%
0.97%
0.00%
2.76%
0.48%
1.76%
0.01%
0.33%
0.05%
0.85%
0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00%
Net Charge-offs to Average Loans (%)
Total Loans
Consumer
Home Equity
Construction &
Development
Commercial Loans
Commercial Real Estate
1-4 Family
Valley

Investment Portfolio
GSE MBS (GNMA) 32%
GSE MBS (FNMA/FHLMC) 31%
Single Issuer Trust Preferred 12%
State, County, Municipals 8%
Private Label MBS 5%
Corporate Bonds 5%
Other 5% (Fed Reserve & Federal Home
Loan Bank)
U.S. Treasury 2%
Investment Portfolio = $3.0 Billion
As of 09/30/09
GSE MBS (GNMA)
Other
Trust Preferred
U.S. Treasury
Corporate Bonds
State, County,
Municipals
Private Label MBS
GSE MBS
(FNMA/FHLMC)

Securities by Investment Grade
AAA Rated 72%
AA Rated 5%
A Rated 9%
BBB Rated 5%
Non Investment Grade 3%
Not Rated 6%
As of 09/30/09
BBB Rated
AA Rated
A Rated
Non Investment
Grade
Not Rated
AAA Rated

Deposits and Borrowings Composition
Total
Deposits
73%
Other
Liabilities 3%
Short-term
borrowings
1%
Long-term
borrowings
23%
Total Liabilities = $12.9 Billion
As of 09/30/09
Savings
43%
Non-
Interest
Bearing
23%
Time
Deposits
34%
Total Deposits = $9.4 Billion

Equity Composition / Ratios*
Tangible
Common
Equity 62%
Preferred
Stock 9%
Other Equity
1%
Trust Preferred
13%
Sub-debt 7%
LL Reserve 8%
Total Tier II Equity = $1.4 Billion
Unrealized gain on facilities owned of approximately $200 million over book, not incorporated in capital ratios reflected above.
*Non-GAAP reconciliations presented on slides 25 – 27.
As of 09/30/09
$5.87
$8.03
8.46%
12.66%
10.77%
8.05%
6.28%
As
Reported
$5.85
$8.02
7.86%
11.74%
9.85%
8.05%
6.32%
Without
TARP
Tangible Book Value
Book Value
Leverage
Tier II
Tier I
Tangible Common Equity
/ Risk-Weighted Assets
Tangible Common Equity
/ Tangible Assets
Capital Ratios
As Reported

Shareholder Returns
Historical Financial Data (1) (Dollars in millions, except for share data)
9/30/2009 14,232 $    84.0 $        0.48 $             0.78% 8.24% 0.57 $                  5/09 - 5% Stock Dividend
2008 14,718       93.6           0.67                 0.69 8.74 0.76                     5/08 - 5% Stock Dividend
2007 12,749       153.2         1.15                 1.25 16.43 0.76                     5/07 - 5% Stock Dividend
2006 12,395       163.7         1.21                 1.33 17.24 0.74                     5/06 - 5% Stock Dividend
2005 12,436       163.4         1.23                 1.39 19.17 0.72                     5/05 - 5% Stock Dividend
2004 10,763       154.4         1.22                 1.51 22.77 0.70                     5/04 - 5% Stock Dividend
2003 9,873         153.4         1.21                 1.63 24.21 0.66                     5/03 - 5% Stock Dividend
2002 9,148         154.6         1.17                 1.78 23.59 0.63                     5/02 - 5:4 Stock Split
2001 8,590         135.2         0.99                 1.68 19.70 0.59                     5/01 - 5% Stock Dividend
2000 6,426         106.8         0.95                 1.72 20.28 0.56                     5/00 - 5% Stock Dividend
1999 6,360         106.3         0.89                 1.75 18.35 0.53                     5/99 - 5% Stock Dividend
1998 5,541         97.3           0.86                 1.82 18.47 0.48                     5/98 - 5:4 Stock Split
1997 5,091         85.0           0.78                 1.67 18.88 0.41                     5/97 - 5% Stock Dividend
1996 4,687         67.5           0.69                 1.47 17.23 0.37                     5/96 - 5% Stock Dividend
1995 4,586         62.6           0.63                 1.40 16.60 0.35                     5/95 - 5% Stock Dividend
1994 3,744         59.0           0.70                 1.60 20.03 0.34                     5/94 - 10% Stock Dividend
1993 3,605         56.4           0.68                 1.62 21.42 0.27                     4/93 - 5:4 Stock Split
1992 3,357         43.4           0.53                 1.36 19.17 0.24                     4/92 - 3:2 Stock Split
1991 3,055         31.7           0.39                 1.29 15.40 0.23
1990 2,149         28.6           0.35                 1.44 14.54 0.23
1989 1,975         36.0           0.44                 1.92 19.93 0.22
Year End
Total
Assets
Net
Income (2)
Common Stock Splits and
Dividends
Diluted
Earnings Per
Common
Share
Return on
Average
Assets
Return on
Average
Equity
Cash Dividends
Declared Per
Common Share
(1)  All per share amounts have been adjusted retroactively for stock splits and stock dividends during the periods presented
(2) 9/30/2009, 2008 and 2007 include $3.3 million, $9.9 million and $10.4 million, respectively, of after tax other than temporary impairment charges on investment securities.

Shareholder Returns
41%
-29%
-35%
-27%
-48%
-49%
-22%
-31%
-26%
-80%
-60%
-40%
-20%
0%
20%
40%
60%
10 Year Total Return 5 Year Total Return 1 Year Total Return
VLY S&P 400 Bank Index KBW Bank Index
Source: Bloomberg
10 yr, 5yr and 1yr total returns through 10/30/09

Valley’s 3Q 2009 Highlights
Credit Quality
Total 30+ day delinquencies were 1.60% of entire loan portfolio
Out of approximately 23,000 residential mortgages and home equity loans, on average, only 211 loans were past due 30 days
or more
Net charge-offs were only $10.0 million or 0.42% of average total loans on an annualized basis
Total non-performing loans were only 0.78% of total loans
Net Income
3Q net income was $31.6 million
$6.0 million in accrued preferred stock dividends and accretion ($0.04 EPS*)
$2.8 million non-cash charge on change in fair value of Valley’s junior subordinated debt ($0.01 EPS*)
Capital
Completed our “at-the-market” common equity offering of 5.67 million shares for net proceeds totaling $71.6 million.
Repurchased $125 million ($200 million total) of our TARP preferred stock reducing the total outstanding balance to $100 million.
Continued strong capital ratios
Tangible Common Equity to Risk-Weighted Assets of 8.05%
*Earnings per common share

For More Information
Log onto our web site:   www.valleynationalbank.com
Visit our kids site: www.vnbkids.com
E-mail requests to:   dgrenz@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, First Senior Vice President
Director of Marketing, Shareholder & Public Relations
Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

Appendix
The subsequent tables present a non-GAAP reconciliation of the following calculations with and without TARP (where applicable):
Tangible Common Equity to Tangible Assets
Tangible Common Equity to Risk Weighted Assets
Tangible Book Value
Book Value
Tier I Risk Based Capital Ratio
Tier II Risk Based Capital Ratio
Leverage Capital Ratio

Non-GAAP disclosure reconciliations
($ in Thousands)
8.05% 8.05% TCE / RWA
6.32% 6.28% TCE / TA
Ratios
$10,859,587 $10,859,587 Risk Weighted Assets
874,223 874,223 Total Tangible Shareholder’s Equity
TARP
(309,879) (309,879) Intangible Assets
Less:
$1,184,102 $1,284,102 Total Equity
13,821,991 13,921,991 Total Tangible Assets
-309,879 -309,879 Intangible Assets
10,184 10,184 Add: Servicing Intangibles
(24,365) (24,365) Intangible Assets
(295,698) (295,698) Goodwill
Less:
$14,131,870 $14,231,870 Total Assets
Without
TARP
As
Reported
*All data as of 09/30/09
$5.85 $5.87 Tangible Book Value
$864,039 $866,414 Tangible shareholders’ equity for book value purposes
(320,063) (320,063) Less: Average goodwill and other intangible assets
0 (97,625) Less: Preferred stock (net of discount)
$1,184,102 $1,284,102 Shareholders’ equity
147,670,080 147,670,080 Common Shares outstanding
Tangible book value per common share
$8.02 $8.03 Book Value
$1,184,102 $1,186,477 Net Equity Available
0 (97,625) Less: Preferred Stock (net of discount)
$1,184,102 $1,284,102 Shareholders’ Equity
147,670,080 147,670,080 Common Shares Outstanding
Book Value Calculation
Without
TARP
As
Reported
0
(100,000)

Non-GAAP disclosure reconciliations
($ in Thousands)
11.74% 12.66% Tier II Ratio w/out TARP
10,859,587 10,859,587 Risk Weighted Assets
1,274,943 1,374,943 Adjusted Tier II Equity
(100,000) 0 Less: TARP
$1,374,943 $1,374,943 Reported Tier II Equity
TIER II Ratio Calculation
9.85% 10.77% Tier I Ratio w/out TARP
$10,859,587 $10,859,587 Risk Weighted Assets
1,069,889 1,169,889 Adjusted Tier I Equity
(100,000) 0 Less: TARP
$1,169,889 $1,169,889 Reported Tier I Equity
TIER I Ratio Calculation
Without
TARP
As
Reported
*All data as of 09/30/09
7.86% 8.46% Leverage Ratio w/out TARP
1,069,889 1,169,889 Adjusted Tier I Equity
(100,000) 0 Less: TARP
$1,169,889 $1,169,889 Reported Tier I Equity
13,606,948 13,824,256 Adjusted Average Assets
(217,308) 0 Less: TARP (Average for Period)
$13,824,256 $13,824,256 Reported Average Assets
Leverage Ratio Calculation
Without
TARP
As
Reported